6. Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

6. Related Party Transactions

At various times the majority shareholder pays the Company's liabilities.  The payments are recorded as a liability to the shareholder and is considered an unsecured demand note.  The amounts due are non-interest bearing. We are dependent upon the shareholder funding our current cash flow needs, however there is no written commitment to fund future needs.  On January 1, 2013, the sole shareholder forgave debts totaling $5,019 and the Company recognized the forgiven debt as a contribution of capital.  The balance due to the shareholder is $0 as of December 31, 2014 and 2013.

The sole officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities that become available. He may face a conflict in selecting between the Company and other business interests.   The Company does not have an employment contracts with its sole officer and director.  The Company has not formulated a policy for the resolution of such conflicts.

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by the sole officer of the Company to use at no charge.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.